AGREEMENT TO AMEND AND RESTATE DEBENTURE



                  THIS AGREEMENT TO AMEND AND RESTATE DEBENTURE is entered into as of the 31st day of December, 1999, by and between CASINO RESOURCE CORPORATION, a Minnesota corporation (the "Company"), and ROY ANDERSON HOLDING CORP., a Delaware corporation (the "Holder").



                                   BACKGROUND:

                  WHEREAS, the Company is the obligor under that certain Amended and Restated Debenture dated as of February 1, 1999 (the "Existing Debenture") in favor of Holder in the principal amount of One Million Five Hundred Thirty Thousand Dollars ($1,530,000);

                  WHEREAS, the parties have agreed to modify the terms of the Existing Debenture in certain respects, including, without limitation, to divide the current balance due on the Existing Debenture into two separate debentures, one of which will be in the form of Exhibit "A" attached hereto ("Debenture Number One") and one of which will be in the form of Exhibit "B" attached hereto ("Debenture Number Two");

                  WHEREAS, this Agreement will have the effect, among other things, of (a) extending the maturity date of a portion of the balance of the Existing Debenture to December 31, 2002, (b) providing that principal and interest will no longer be able to be paid (in part) in the common stock of the Company, (c) modifying the acceleration and prepayment obligations under the Existing Debenture, and (d) making certain other changes to the Existing Debenture; and

                  WHEREAS, in consideration of the changes, the Company is willing to grant to Holder an option to purchase Three Hundred Thousand (300,000) shares of the common stock of the Company.

                  NOW  THEREFORE,   for  and  in  consideration  of  the  mutual
agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Company and the Holder hereby agree as follows:

                  1. Agreement to Amend and Restate. The Company and the Holder hereby agree to amend and restate the Existing Debenture on the terms and subject to the conditions set forth in this Agreement.

                  2. Representations and Warranties of Holder. Holder represents and warrants to the Company that:





                      (a) It is the holder and owner of the Existing  Debenture, free and clear of all liens, security interests, pledges, claims, and encumbrances of every kind, nature, and description, and it has not assigned, endorsed, or otherwise transferred the Existing Debenture, or any part thereof or interest therein, to any other person or entity;

                      (b) Holder is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has all requisite corporate power and authority to execute this Agreement and all instruments to be delivered by it hereunder and to perform its obligations hereunder and thereunder;

                      (c) The execution and delivery of this Agreement and the instruments to be delivered by Holder hereunder, the consummation of the transactions provided for herein or therein, and the fulfillment of the terms hereof or thereof by Holder, will not result in a breach of any of the terms and provisions of or constitute a default under, or conflict with, any agreement or other instrument by which it is bound, any judgment, decree, order, or award of any court, governmental body or arbitrator applicable to it, or any applicable law, rule, or regulation;

                      (d) This Agreement has been, and all instruments to be delivered by Holder hereunder will be, executed and delivered by a duly authorized representative of Holder; this Agreement constitutes, and each instrument to be delivered by Holder hereunder will upon execution constitute, the valid and binding obligation of Holder and is or will be enforceable against it in accordance with its terms; and

                      (e) The remaining balance of the Existing Debenture, including all accrued interest to the date of this Agreement is One Million Twenty Eight Thousand Five Hundred Fifty -Three Dollars and Forty-Three Cents ($1,028,553.43).

                  3. Representations and Warranties of the Company. The Company represents and warrants to the Holder that:

                      (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of Minnesota, and has all requisite corporate power and authority to execute this Agreement and all instruments to be delivered by it hereunder and to perform its obligations hereunder and thereunder;

                      (b) The execution and delivery of this Agreement and the instruments to be delivered by the Company hereunder, the consummation of the transactions provided for herein or therein, and the fulfillment of the terms hereof or thereof by the Company, will not result in a breach of any of the terms and provisions of or constitute a default under, or conflict with, any agreement or other instrument by which it is bound, any judgment, decree, order, or award of any court, governmental body or arbitrator applicable to it, or any applicable law, rule, or regulation;



                      (c) This Agreement has been, and all instruments to be delivered by the Company hereunder will be, executed and delivered by a duly authorized representative of the Company; this Agreement constitutes, and each instrument to be delivered by the Company hereunder will upon execution constitute, the valid and binding obligation of the Company and is or will be enforceable against it in accordance with its terms;

                      (d) The remaining balance of the Existing Debenture, including all accrued interest to the date of this Agreement, is One Million Twenty Eight Thousand Five Hundred Fifty -Three Dollars and Forty-Three Cents ($1,028,553.43); and

                      (e) Between February 1, 1999 and the date hereof, the Company has fully performed all of its obligations under the Existing Debenture.

                  4. Conditions Precedent to Holder's Obligation to Close. The following shall be conditions precedent to the obligation of Holder to close hereunder, any of which may be waived in whole or in part by Holder:

                      (a) Each of the representations and warranties made by the Company contained in this Agreement is now, and at all times after the date of this Agreement to and including the Closing Date (as defined below) shall be, true and correct in all material respects; and

                      (b) John J. Pilger shall have  purchased  from Holder,  or shall purchase from Holder contemporaneously with the closing of the transactions contemplated by this Agreement, Nine Hundred Fifty-Two Thousand Two Hundred Fifty (952,250) shares of the Common Stock of the Company for a purchase price of Ten Cents ($0.10) per share pursuant to the terms of that certain Stock Purchase Agreement of even date between Holder and Mr. Pilger.

                  5. Condition Precedent to Company's Obligations to Close. The following shall be a condition precedent to the obligation of the Company to close hereunder, which may be waived, in whole or in part, by the Company: each of the representations and warranties of Holder contained in this Agreement is now, and at all times after the date of this Agreement to and including the Closing Date shall be, true and correct in all material respects.

                  6. Closing:

                      (a) Closing Date. The Closing of the transactions provided for in this Agreement shall take place at such location (or by the exchange of documentation by courier) and on such date (as promptly after the date hereof as possible) as shall be agreed upon between the President of the Company and the President of the Holder. The date and time of Closing is referred to in this Agreement as the Closing Date.

                      (b) Deliveries by the Company at Closing. At closing, the Company shall deliver or cause to be delivered to the Holder each of the following:

                         (i) A one-time  cash payment by cashiers'  check in the
amount of One Hundred Thirty-Two Thousand Nine Hundred Seventy-Six Dollars and Ninety-Two Cents ($132,976.92);

                         (ii) Debenture Number One executed by the Company;

                         (iii) Debenture Number Two executed by the Company;

                         (iv) A Stock Option Agreement substantially in the form
of Exhibit "C" attached hereto executed by the Company;

                         (v) That  certain  Amendment to Escrow  Agreement  with
respect to that certain Escrow Agreement dated as of February 1, 1999 by and among the Company, the Holder and Mesirov Gelman Jaffe Cramer & Jamieson, LLP, as Escrow Agent, substantially in the form of Exhibit "D" attached hereto, executed by the Company and the Escrow Agent; and

                         (vi)  That  certain  Pledge  Agreement  in the  form of
Exhibit "E" attached hereto executed by the Company.

                      (c) Deliveries by Holder at the Closing. At the Closing, Holder shall deliver or cause to be delivered to the Company each of the following documents:

                         (i) The Existing Debenture marked "CANCELED";

                         (ii) That certain  Amendment to Escrow  Agreement  with
respect to that certain Escrow Agreement dated as of February 1, 1999 by and among the Company, the Holder and Mesirov Gelman Jaffe Cramer & Jamieson, LLP, as Escrow Agent, substantially in the form of Exhibit "D" attached hereto, executed by Holder; and

                         (iii)  That  certain  Pledge  Agreement  in the form of
Exhibit "E" attached hereto executed by the Holder.

                  7. Further Assurances. The Company and the Holder agree to execute and deliver all such other instruments and to take all such other actions as either of them may reasonably request from time to time, before or after the Closing and without payment of further consideration, in order to effectuate the transactions provided for herein. The parties shall cooperate fully with one another and with their respective counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement.

                  8. Miscellaneous.

                      (a) Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

                      (b) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Mississippi, notwithstanding any conflict-of-laws doctrines of any jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

                      (c) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when delivered (personally, by telecopy, by courier service such as FedEx or by other messenger) against receipt or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

                         (i) If to Holder:

                                Roy Anderson Holding Corp.
                                11400 Reichold Road
                                Gulfport, MS  39503
                                Attention:  Roy Anderson, III

                                with a copy, given in the manner
                                prescribed above, to:

                                Kenneth J. Najder, Esquire
                                Jones Walker Waechter Poitevent
                                 Carrere & Denegre, LLP
                                Bank One Center
                                201 St. Charles Avenue
                                New Orleans, LA 70170-5100

                         (ii) If to the Company:

                                Casino Resource Corporation
                                707 Beinville Boulevard
                                Ocean Springs, MS  39564
                                Attention:  John J. Pilger, President

                                with a copy, given in the manner
                                prescribed above, to:





                                Steven B. King, Esquire
                                Mesirov Gelman Jaffe Cramer & Jamieson, LLP
                                1735 Market Street
                                Philadelphia, PA  19103

Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subparagraph for the giving of notice.

                      (d) Exhibits. All Exhibits attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

                      (e) Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign or transfer its rights nor delegate its obligations under this Agreement without the prior written consent of the other parties hereto.

                      (f) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                      (g) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                      (h) Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

                      (i) Paragraph Headings. The Paragraph and subparagraph headings in this Agreement have been inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

                      (j) Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

                      (k) Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and Holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or Holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or Holiday. For purposes of this Agreement, the term "Holiday" shall mean a day, other than a Saturday or Sunday, on which national banks in the State of Mississippi are closed.

                  IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.



                         CASINO RESOURCE CORPORATION

                         By:
                                  Name: John J. Pilger
                                  Title: Chief Executive Officer


                         ROY ANDERSON HOLDING CORP.


                         By:
                                  Name: Roy Anderson, III
                                  Title: President, Chief Executive Officer and Treasurer

                                    EXHIBIT A

                              Debenture Number One

                              DEBENTURE NUMBER ONE
                           (CASH COMPONENT DEBENTURE)



$342,655.48                                                    December 31, 1999

PROMISE TO PAY. CASINO RESOURCE CORPORATION, a Minnesota corporation (the "Company"), promises to pay to the order of Roy Anderson Holding Corp., a Delaware corporation (the "Holder"), Three Hundred Forty-Two Thousand Six Hundred Fifty Five and 48/100 Dollars ($342,655.48), together with simple interest at the fixed rate per annum of six percent (6%), with interest being assessed on the unpaid principal balance of this Debenture as outstanding from time to time, commencing on January 1, 2000, and continuing until this Debenture is paid in full.

PAYMENT.

     (a) The Company shall pay, in lawful money of the United States of America, principal and interest on this Debenture in equal monthly installments of Forty-Four Thousand Two Hundred Thirty Eight Dollars ($44,238) each (each an "Installment Payment"), commencing on April 1, 2000, and continuing on the first day of each succeeding month through and including October 1, 2000 (each such payment date being referred to herein as a "Payment Date"). Any and all unpaid principal and accrued but unpaid interest and any other amounts due hereunder shall be due and payable at maturity on November 1, 2000.

     (b) All payments due hereunder shall be made to the Holder's address for notices set forth below or at such other place as the Holder may designate to the Company in writing.

VOLUNTARY PREPAYMENT. The Company may prepay this Debenture in full or in part at any time, provided that any such prepayment must be made in cash, unless otherwise agreed to by the Holder. Early payments under this Debenture shall not relieve the Company of its obligation to continue to make regularly scheduled payments as required herein, but shall instead reduce the principal balance due, and the Company may be required to make fewer payments under this Debenture.

MANDATORY PREPAYMENT.

     (a) Upon the sale of the Company's casino located in Tunisia, North Africa (whether by the sale of stock or assets, by merger or otherwise), if the down payment (if any) of the purchase price plus all Balloon Payments (as defined below) together exceed Three Hundred Thousand Dollars ($300,000), then the Company shall pay the Holder a sum equal to such down payment and Balloon Payments or the remaining balance due hereunder (including principal, accrued interest and any other amounts due hereunder), whichever is less. In addition, if such casino is sold for a cash sale price, the Company shall pay the Holder such cash sale price or the remaining balance due hereunder, whichever is less. Such repayment shall be made in cash promptly upon satisfaction of the foregoing condition. For purposes of this Debenture, the term "Balloon Payment" means (i) a payment that is at least twice the amount due on a monthly or other periodic basis, and (ii) any final payment due.

     (b) In the event that the Company receives any one time payment arising out of (i) a sale or other disposition of assets, (ii) a settlement of pending claims, (iii) a collection of notes receivable; (iv) proceeds of litigation, (v) prepayment of any account receivable that arose out of a transaction outside of the Company's ordinary course of business or (vi) a sale of equity securities to more than one purchaser in exchange for cash (each an "Extraordinary Payment"), and the amount of such Extraordinary Payment exceeds the then outstanding principal balance of this Debenture, then the Company shall repay this Debenture in full in cash within five (5) business days after receipt of such Extraordinary Payment. In the event that the Company receives an Extraordinary Payment in an amount which is less than the then outstanding principal balance of this Debenture, then the Company shall pay the Holder a sum equal to Fifty Percent (50%) of the amount of such Extraordinary Payment in cash within five
(5) business days after receipt of such Extraordinary Payment; such payment shall be applied by the Holder to payment of the Installment Payments due hereunder in the inverse order of their maturity. Nothing in this Debenture is intended to create, nor shall it be deemed to create, a security interest in, lien on, or pledge or assignment of any of the Company's notes or accounts receivable.

     (c) From the date of this Debenture through the date this Debenture is paid in full, the Company shall furnish to the Holder no later than the second business day after the receipt by the Company of an Extraordinary Payment a certificate signed by the Chief Financial Officer of the Company identifying the nature, source and amount of such Extraordinary Payment and calculating the amount of prepayment required to be made under the terms of the section of this Debenture entitled "Mandatory Prepayment."

REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Holder as of the date of this Debenture:

     (a) Organization. The Company is a corporation which is duly organized, validly existing and in good standing under the laws of the State of Minnesota.

     (b) Authorization. The Company's execution, delivery and performance of this Debenture has been duly authorized and does not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under, the Company's articles of incorporation or bylaws. Furthermore, the execution, delivery and performance by the Company of this Debenture does not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under, any agreement or other instrument which may be binding upon the Company or under any law or governmental regulation or court decree or order applicable to the Company and/or its properties. The Company has the power and authority to enter into the obligations evidenced by this Debenture. The Company has the power and authority to own and to hold all of its assets and properties and to carry on its business as presently conducted.

     (c) Exchange Act Reports. The Company has duly filed with the Securities and Exchange Commission (the "SEC") all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Exchange Act of 1934 ("Exchange Act Reports") since January 1, 1998. As of their respective dates, all such Exchange Act Reports filed by the Company since such date complied in all material respects with the requirements of the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder applicable to such Exchange Act Reports, and none of such Exchange Act Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Binding effect. This Debenture constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and (ii) equitable principles that may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

The Company agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as this Debenture shall be paid in full. The Company agrees to notify the Holder immediately of any breach by the Company of any representation, warranty or agreement of the Company contained herein or should any representation, warranty or agreement made herein become untrue or false at any time. The Company further agrees to indemnify and hold the Holder harmless against any breach by the Company of any representation, warranty or agreement of the Company contained in this Debenture.

NEGATIVE PLEDGE. As long as the Company owns its gaming casino in Tunisia, North Africa, the Company shall not create, incur or suffer to exist any lien, pledge, security interest or other encumbrance of any kind upon any of the slot machines now or hereafter located at such casino (the "Pledge Property") and the Company shall not remove any of the Pledge Property from the Company's casino in Tunisia, North Africa without first notifying the Holder thereof and of the location to which such Pledge Property will be removed. Except for sales or other dispositions of obsolete or worn-out items comprising the Pledge Property, the Company will not sell or otherwise dispose of any of the Pledge Property without making the prepayment required under subsection (a) of the section above entitled "Mandatory Prepayment".

MERGER. Notwithstanding any provision herein to the contrary, the Company shall not consolidate or merge into or with any other person unless such person expressly assumes all of the obligations of the Company under this Debenture.

DEFAULT. The following actions and/or inactions shall constitute events of default under this Debenture:

     (a) Default Under This Debenture. Should the Company (i) default in the payment of any Installment Payment when due or within five (5) days of grace thereafter, (ii) default in the payment of any other payment due under this Debenture (including any prepayment required to be made under this Debenture) as and when due or (iii) default in the performance of any other covenant, condition or agreement contained in this Debenture and such default shall remain unremedied fifteen (15) days after the occurrence thereof.

     (b) Default Under Related Obligations. Should the Company default under any other written obligation between the Company and the Holder.

     (c) Default in Favor of Third Parties. Should the Company default under any loan, extension of credit, security agreement, purchase or sales agreement or any other agreement in favor of any other creditor or person that materially impairs the ability of the Company to perform its obligations hereunder.

     (d) Insolvency. Should the suspension, failure or insolvency, however evidenced, of the Company occur or exist.

     (e) Readjustment of Indebtedness. Should proceedings for readjustment of indebtedness, reorganization, bankruptcy, composition or extension under any insolvency law be brought by or against the Company, unless, if brought against the Company, such proceedings are dismissed within sixty (60) days after the filing thereof.

     (f)  Assignment   for  Benefit  of  Creditors.   Should  the  Company  file
proceedings for a respite from or make a general assignment for the benefit of creditors.

     (g) Receivership. Should a receiver of all or any part of the property of the Company be applied for or appointed.

     (h) Dissolution Proceedings. Should proceedings for the dissolution or appointment of a liquidator of the Company be commenced.

     (i) False Statements. Should any representation, warranty or material statement of the Company made in writing in connection with the obligations evidenced by this Debenture prove to be incorrect or misleading in any material respect when made.

HOLDER'S RIGHTS UPON DEFAULT. Should any one or more events of default occur or exist under this Debenture as provided above, the Holder shall have the right, at its sole option, formally to declare this Debenture to be in default and to accelerate the maturity and insist upon immediate payment in full in cash of the unpaid principal balance then outstanding under this Debenture, plus accrued interest, together with reasonable attorneys' fees, costs, expenses and other fees and charges as provided herein.

WAIVERS. The Company hereby waives presentment for payment, protest, notice of protest and notice of nonpayment. The Company agrees that the Holder's acceptance of payment other than in accordance with the terms of this Debenture, or the Holder's subsequent agreement to extend or modify such repayment terms, or the Holder's failure or delay in exercising any rights or remedies granted to the Holder, shall not have the effect of releasing the Company from its obligations to the Holder. In addition, any failure or delay on the part of the Holder to exercise any of the rights and remedies granted to the Holder shall not have the effect of waiving any of the Holder's rights and remedies. Any partial exercise of any rights and/or remedies granted to the Holder shall furthermore not be construed as a waiver of any other rights and remedies, it being the Company's intent and agreement that the Holder's rights and remedies shall be cumulative in nature. The Company further agrees that, should any event of default occur or exist under this Debenture, any waiver or forbearance on the part of the Holder to pursue the rights and remedies available to the Holder shall be binding upon the Holder only to the extent that the Holder specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance on the part of the Holder as to one event of default shall not be construed as a waiver or forbearance as to any other event of default.

ATTORNEYS' FEES. If the Holder refers this Debenture to an attorney for collection, or files suit against the Company to collect this Debenture, or if the Company files for bankruptcy or other relief from creditors, the Company agrees to pay the Holder's reasonable attorneys' fees in connection with such action.

NOTICES. Any notice or demand which, by provision of this Debenture, is required or permitted to be served by one party hereto to or on the other party hereto shall be deemed to have been sufficiently given and served for all purposes (if mailed) three (3) calendar days after being deposited, postage prepaid, in the United States mail, registered or certified mail, or (if delivered by express courier) one (1) business day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address is given in writing by one party hereto to the other party hereto) as follows:

         If to the Company:

                  Casino Resource Corporation
                  707 Bienville Boulevard
                  Ocean Springs, Mississippi 39564
                  Attn.: Mr. John Pilger

         If to the Holder:

                  Roy Anderson Holding Corp.
                  11400 Reichold Road
                  Gulfport, Mississippi 39503

                  Attn: Mr. Roy Anderson, III

GOVERNING LAW. The Company agrees that this Debenture and the obligations evidenced hereby shall be governed under the laws of the State of Mississippi.

SUCCESSORS AND ASSIGNS LIABLE. The Company's obligations and agreements under this Debenture shall be binding upon the Company's successors and permitted assigns. The rights and remedies granted to the Holder under this Debenture shall inure to the benefit of the Holder's successors and assigns, as well as to any subsequent holder or holders of this Debenture.

CAPTION HEADINGS. Caption headings of the sections of this Debenture are for convenience purposes only and are not to be used to interpret or to define the provisions. In this Debenture, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

SEVERABILITY. If any provision of this Debenture is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Debenture and the balance of this Debenture shall be interpreted as if the deleted provision never existed.

                  IN WITNESS WHEREOF, the Company and the Holder have each duly executed this Debenture on the ______ day of January 2000, and have agreed that this Debenture will be effective as of the 31st day of December, 1999.

                     COMPANY:

                         CASINO RESOURCE CORPORATION

                         By:
                                  Name: John J. Pilger
                                  Title: Chief Executive Officer


                      HOLDER:


                         ROY ANDERSON HOLDING CORP.


                         By:
                                  Name: Roy Anderson, III
                                  Title: President, Chief Executive Officer and Treasurer

                                    EXHIBIT B

                              Debenture Number Two

                              DEBENTURE NUMBER TWO
                           (STOCK COMPONENT DEBENTURE)



$685,897.95                                                    December 31, 1999

PROMISE TO PAY. CASINO RESOURCE CORPORATION, a Minnesota corporation (the "Company"), promises to pay to the order of Roy Anderson Holding Corp., a Delaware corporation (the "Holder"), Six Hundred Eighty Five Thousand Eight Hundred Ninety Seven and 95/100 Dollars ($685,897.95), together with simple interest at the fixed rate per annum of six percent (6%), with interest being assessed on the unpaid principal balance of this Debenture as outstanding from time to time, commencing on January 1, 2000, and continuing until this Debenture is paid in full.

PAYMENT.

     (a) Any and all unpaid principal and accrued but unpaid interest and any other amounts due hereunder shall be due and payable in one lump sum at maturity on December 31, 2002 in lawful money of the United States of America.

     (b) All payments due hereunder shall be made to the Holder's address for notices set forth below or at such other place as the Holder may designate to the Company in writing.

VOLUNTARY PREPAYMENT. The Company may repay this Debenture in full or in part at any time, provided that any such prepayment must be made in cash, unless otherwise agreed to by the Holder. Early payments under this Debenture shall not relieve the Company of its obligation to continue to make payments as required under "Mandatory Prepayment", but shall instead reduce the principal balance due.

MANDATORY PREPAYMENT.

     (a) The Company shall pay to Holder, if as and when received by the Company after the date hereof from Lakes Gaming, Inc. Fifty Percent (50%) of each amount received by the Company from Lakes Gaming, Inc. under and pursuant to that certain Conditional Release and Termination Agreement as revised and amended dated July 1, 1999 to which the Company and Lakes Gaming, Inc. are parties or the remaining balance due hereunder (including principal, accrued interest and other amounts due hereunder), whichever is less.

     (b) In addition to the foregoing, in the event that the Company receives any other one time payment arising out of (i) a sale or other disposition of assets, (ii) a settlement of pending claims, (iii) a collection of notes receivable; (iv) proceeds of litigation, (v) prepayment of any account receivable that arose out of a transaction outside of the Company's ordinary course of business or (vi) a sale of equity securities to more than one purchaser in exchange for cash (each an "Extraordinary Payment"), and the amount of such Extraordinary Payment exceeds the then outstanding principal balance of this Debenture, then the Company shall repay this Debenture in full in cash within five (5) business days after receipt of such Extraordinary Payment. In the event that the Company receives an Extraordinary Payment in an amount which is less than the then outstanding principal balance of this Debenture, then the Company shall pay the Holder a sum equal to Fifty Percent (50%) of the amount of such Extraordinary Payment in cash within five (5) business days after receipt of such Extraordinary Payment; such payment shall be applied by the Holder to the payment due under this Debenture. Nothing in this Debenture is intended to create, nor shall it be deemed to create, a security interest in, lien on, or pledge or assignment of any of the Company's notes or accounts receivable.

     (c) From the date of this Debenture through the date this Debenture is paid in full, the Company shall furnish to the Holder no later than the second business day after the receipt by the Company of an Extraordinary Payment a certificate signed by the Chief Financial Officer of the Company identifying the nature, source and amount of such Extraordinary Payment and calculating the amount of prepayment required to be made under the terms of the section of this Debenture entitled "Mandatory Prepayment."

REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Holder as of the date of this Debenture:

     (a) Organization. The Company is a corporation which is duly organized, validly existing and in good standing under the laws of the State of Minnesota.

     (b) Authorization. The Company's execution, delivery and performance of this Debenture has been duly authorized and does not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under, the Company's articles of incorporation or bylaws. Furthermore, the execution, delivery and performance by the Company of this Debenture does not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under, any agreement or other instrument which may be binding upon the Company or under any law or governmental regulation or court decree or order applicable to the Company and/or its properties. The Company has the power and authority to enter into the obligations evidenced by this Debenture. The Company has the power and authority to own and to hold all of its assets and properties and to carry on its business as presently conducted.

     (c) Exchange Act Reports. The Company has duly filed with the Securities and Exchange Commission (the "SEC") all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Exchange Act of 1934 ("Exchange Act Reports") since January 1, 1998. As of their respective dates, all such Exchange Act Reports filed by the Company since such date complied in all material respects with the requirements of the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder applicable to such Exchange Act Reports, and none of such Exchange Act Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Binding effect. This Debenture constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and (ii) equitable principles that may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

The Company agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as this Debenture shall be paid in full. The Company agrees to notify the Holder immediately of any breach by the Company of any representation, warranty or agreement of the Company contained herein or should any representation, warranty or agreement made herein become untrue or false at any time. The Company further agrees to indemnify and hold the Holder harmless against any breach by the Company of any representation, warranty or agreement of the Company contained in this Debenture.

NEGATIVE PLEDGE. As long as the Company owns its gaming casino in Tunisia, North America, the Company shall not create, incur or suffer to exist any lien, pledge, security interest or other encumbrance of any kind upon any of the slot machines now or hereafter located at such casino (the "Pledge Property"), and the Company shall not remove any of the Pledge Property from the Company's casino in Tunisia, North Africa without first notifying the Holder thereof and of the location to which such Pledge Property will be removed. Except for sales or other dispositions of obsolete or worn-out items comprising the Pledge Property, the Company will not sell or otherwise dispose of any of the Pledge Property without making the prepayment required under subsection (c) of the section above entitled "Mandatory Prepayment".

MERGER. Notwithstanding any provision herein to the contrary, the Company shall not consolidate or merge into or with any other person unless such person expressly assumes all of the obligations of the Company under this Debenture.

DEFAULT. The following actions and/or inactions shall constitute events of default under this Debenture:

     (a) Default Under This Debenture. Should the Company (i) default in the payment of any amount due under this Debenture (including any prepayment required to be made under this Debenture) as and when due or within 5 days of grace thereafter or (ii) default in the performance of any other covenant, condition or agreement contained in this Debenture and such default shall remain unremedied fifteen (15) days after the occurrence thereof.

     (b) Default Under Related Obligations. Should the Company default under any other written obligation between the Company and the Holder.

     (c) Default in Favor of Third Parties. Should the Company default under any loan, extension of credit, security agreement, purchase or sales agreement or any other agreement in favor of any other creditor or person that materially impairs the ability of the Company to perform its obligations hereunder.

     (d) Insolvency. Should the suspension, failure or insolvency, however evidenced, of the Company occur or exist.

     (e) Readjustment of Indebtedness. Should proceedings for readjustment of indebtedness, reorganization, bankruptcy, composition or extension under any insolvency law be brought by or against the Company, unless, if brought against the Company, such proceedings are dismissed within sixty (60) days after the filing thereof.

     (f)  Assignment   for  Benefit  of  Creditors.   Should  the  Company  file
proceedings for a respite from or make a general assignment for the benefit of creditors.

     (g) Receivership. Should a receiver of all or any part of the property of the Company be applied for or appointed.

     (h) Dissolution Proceedings. Should proceedings for the dissolution or appointment of a liquidator of the Company be commenced.

     (i) False Statements. Should any representation, warranty or material statement of the Company made in writing in connection with the obligations evidenced by this Debenture prove to be incorrect or misleading in any material respect when made.

HOLDER'S RIGHTS UPON DEFAULT. Should any one or more events of default occur or exist under this Debenture as provided above, the Holder shall have the right, at its sole option, formally to declare this Debenture to be in default and to accelerate the maturity and insist upon immediate payment in full in cash of the unpaid principal balance then outstanding under this Debenture, plus accrued interest, together with reasonable attorneys' fees, costs, expenses and other fees and charges as provided herein.

WAIVERS. The Company hereby waives presentment for payment, protest, notice of protest and notice of nonpayment. The Company agrees that the Holder's acceptance of payment other than in accordance with the terms of this Debenture, or the Holder's subsequent agreement to extend or modify such repayment terms, or the Holder's failure or delay in exercising any rights or remedies granted to the Holder, shall not have the effect of releasing the Company from its obligations to the Holder. In addition, any failure or delay on the part of the Holder to exercise any of the rights and remedies granted to the Holder shall not have the effect of waiving any of the Holder's rights and remedies. Any partial exercise of any rights and/or remedies granted to the Holder shall furthermore not be construed as a waiver of any other rights and remedies, it being the Company's intent and agreement that the Holder's rights and remedies shall be cumulative in nature. The Company further agrees that, should any event of default occur or exist under this Debenture, any waiver or forbearance on the part of the Holder to pursue the rights and remedies available to the Holder shall be binding upon the Holder only to the extent that the Holder specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance on the part of the Holder as to one event of default shall not be construed as a waiver or forbearance as to any other event of default.

ATTORNEYS' FEES. If the Holder refers this Debenture to an attorney for collection, or files suit against the Company to collect this Debenture, or if the Company files for bankruptcy or other relief from creditors, the Company agrees to pay the Holder's reasonable attorneys' fees in connection with such action. In addition, the Company shall reimburse the Holder for all fees and expenses of the Holder's outside counsel incurred in connection with the preparation, negotiation, execution and delivery of this Debenture, provided that the Company shall not be obligated to reimburse the Holder for fees and expenses in excess of $12,500.00.

NOTICES. Any notice or demand which, by provision of this Debenture, is required or permitted to be served by one party hereto to or on the other party hereto shall be deemed to have been sufficiently given and served for all purposes (if mailed) three (3) calendar days after being deposited, postage prepaid, in the United States mail, registered or certified mail, or (if delivered by express courier) one (1) business day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address is given in writing by one party hereto to the other party hereto) as follows:

         If to the Company:

                  Casino Resource Corporation
                  707 Bienville Boulevard
                  Ocean Springs, Mississippi 39564
                  Attn.: Mr. John J. Pilger

         If to the Holder:

                  Roy Anderson Holding Corp.
                  11400 Reichold Road
                  Gulfport, Mississippi 39503
                  Attn: Mr. Roy Anderson, III

GOVERNING LAW. The Company agrees that this Debenture and the obligations evidenced hereby shall be governed under the laws of the State of Mississippi.

SUCCESSOR AND ASSIGNS LIABLE. The Company's obligations and agreements under this Debenture shall be binding upon the Company's successors and permitted assigns. The rights and remedies granted to the Holder under this Debenture shall inure to the benefit of the Holder's successors and assigns, as well as to any subsequent holder or holders of this Debenture.

CAPTION HEADINGS. Caption headings of the sections of this Debenture are for convenience purposes only and are not to be used to interpret or to define the provisions. In this Debenture, Whenever the context so requires, the singular includes the plural and the plural also includes the singular.

SEVERABILITY. If any provision of this Debenture is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Debenture and the balance of this Debenture shall be interpreted as if the deleted provision never existed.

         IN WITNESS WHEREOF, the Company and the Holder have each duly executed this Debenture on the ______ day of January, 2000, and have agreed that this Debenture will be effective as of the 31st day of December, 1999.


               COMPANY:

                                CASINO RESOURCE CORPORATION

                                By:
                                     Name: John J. Pilger
                                     Title: Chief Executive Officer


                HOLDER:


                                ROY ANDERSON HOLDING CORP.


                                By:
                                     Name: Roy Anderson, III
                                     Title: President, Chief Executive Officer
                                     and Treasurer

                                    EXHIBIT C

                             Stock Option Agreement

                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT is made as of the 4th day of January, 2000 by and between CASINO RESOURCE CORPORATION, a Minnesota corporation (the
"Company") and ROY ANDERSON HOLDING CORP., a Delaware corporation (the "Optionee").

                              W I T N E S S E T H:

         Company desires to grant to Optionee options to purchase shares of its common stock, par value $0.01 each ("Shares").

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            (a) "Affiliate" shall mean, with respect to an entity, another person or entity controlling, controlled by, or under common control with the first entity.

            (b) The term "Expiration Date" shall mean 5:00 p.m., local time in Ocean Springs, Mississippi on December 31, 2002.

            (c) The term "Termination Date" shall mean 5:00 p.m. local time in Ocean Springs, Mississippi on the day the Option terminates in accordance with the terms of Paragraph 5.

            (d) The term "transfer" shall mean any sale, assignment, transfer, gift, donation, or other disposition, or any pledge, deposit, or placing of an encumbrance upon.

            (e) The term "Fair Market Value" with respect to a Share on any particular date shall mean the closing price of a share of Company's common stock on the day before such date on the national securities exchange (or NASDAQ, as the case may be) where such shares are traded, or if such shares are not then traded on a national securities exchange or on NASDAQ, the average of the closing bid and closing asked prices of such shares on the day before such date (excluding any such bid or asked prices submitted by the Company or any of its Affiliates), or if there are no closing such prices, the fair market value as estimated in good faith by the Chairman of the Company.

         2. Grant of Option. The Company hereby grants to Optionee the right and option (the "Option") to purchase Three Hundred Thousand (300,000) Shares (the "Option Shares"), on the terms and subject to the conditions hereinafter set forth in this Agreement. The number of Option Shares to which this Agreement applies may be adjusted in the manner set forth in Paragraphs 6 and 10.

         3. Option Price. The purchase price to be paid, if the Option is exercised, shall be Seventeen Cents ($0.17) per Share (the "Option Price") subject to adjustment hereunder, which shall be paid at the Closing (as hereinafter defined) in the manner provided in this Agreement.

         4. Exercise of Option. The following provisions shall apply to exercise of the Option:

            (a) Optionee shall exercise the Option by sending a notice of election (the "Notice of Election") to the Company in the form attached hereto and incorporated herein by reference. The Notice of Election shall be in writing, shall be sent to the Company at the address and in the manner set forth in subparagraph 13(c) hereof (unless such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 11(a) hereof.

            (b) If exercised, the Option may be exercised as to some or all of the Option Shares, and if with respect to some of the Option Shares, then the Option shall continue until the Termination Date with respect to the remaining Option Shares.

            (c) The Option may be exercised at any time prior to the Termination Date; provided, however, that the date and time of the exercise of the Option shall be that day and time when the Notice of Election is actually received by the Company.

            (d) Payment for Shares shall be made in cash, by certified check payable to the order of the Company, or by such other mode of payment (including, without limitation, transfer of shares of common stock of the Company) as the Company may approve.

            (e) Optionee will become obliged to purchase the Option Shares on the terms and conditions set forth in this Agreement and the Notice of Election upon the sending by Optionee of the Notice of Election.

         5. Term.

            (a) Except as provided in subparagraph (b) of this Paragraph 5, the Option will terminate at 5:00 p.m. local time in Ocean Springs, Mississippi on the Expiration Date.

            (b) In the event of dissolution or liquidation of the Company or consummation of any transaction (i) in which the Company is not the surviving or acquiring entity, (ii) in which the Company becomes an 80% or more owned subsidiary of another company, or (iii) in which the shareholders of the Company immediately before such transaction do not own immediately after such transaction, shares entitling them, in the aggregate, to cast more then a majority of votes for the election of directors of the Company or the surviving company in the case of a merger, consolidation, reorganization, or similar transaction, then the Option may be terminated prior to the Expiration Date by action of the Board of Directors of the Company, or such surviving company, as the case may be, provided that (A) the Board of Directors selects a Termination Date which is at least thirty (30) days after the date Optionee is given written notice of such selection, and (B) if and to the extent that the Option expires on such date unexercised, the Company shall contemporaneously therewith pay to Optionee with respect to each Option Share which was not exercised the difference between the Fair Market Value of a Share on such date and the Option Price.

         6. Change or Exchange of Capital Stock.

            (a) In the event that the outstanding shares of capital stock of the Company shall be changed into or exchanged for a different number or kind of shares of capital stock of the Company or shall be changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, or otherwise), then there shall be substituted for each remaining Option Share (those not acquired by exercise of the Option prior to the record date for such merger, consolidation, recapitalization, reclassification, split-up, or otherwise) the number and kind of shares of capital stock or other securities into which each outstanding share of capital stock of the Company shall be so changed or for which each such share of capital stock shall be so exchanged. In the event that there shall be any such change or exchange, then Optionee shall be entitled to purchase all of such capital stock and other securities into which each Option Share shall have been changed or for which it shall have been exchanged for the Option

Price which would have been required to be paid for such Option Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement.

            (b) In the event that the outstanding Shares shall be subdivided into a greater or combined into a lesser number of such shares, whether by stock dividend, stock split or combination of shares, the Option Price shall be proportionately decreased or increased, as the case may be, and the number of remaining Option Shares (those not acquired by exercise of the Option prior to the record date of such stock dividend, stock split, or combination of shares) subject to the Option shall be proportionately increased or decreased as the case may be, so as appropriately to reflect such subdivision or combination, effective immediately upon the effectiveness of such subdivision or combination.

            (c) No such adjustment shall be made, however, by reason of the issuance of shares of common stock of the Company for cash, property, or services; or by way of stock options, stock warrants, subscription rights, or similar issuances authorized by the Board of Directors of the Company.

         7. Representations and Warranties of Company. Company hereby makes the following representations, warranties and agreements to and with Optionee:

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has an authorized capital of Thirty Million (30,000,000) shares of common stock, par value One Cent ($0.01) per Share, and Five Million (5,000,000) shares of preferred stock, par value One Cent ($0.01) per share, and the Company has the power and authority to issue the number of Shares required to be so issued upon the exercise of the Option.

            (b) If the Option is exercised, the Company has the power and authority to deliver good, marketable, and unencumbered title to such Shares as to which Optionee shall have exercised the Option, free of all liens, security interests, pledges, claims, options and rights of others. There are no restrictions on Company's right to transfer such Shares to Optionee pursuant to the terms of this Agreement if the Option is exercised, whether under any laws, any regulations of governmental agencies or self-regulatory bodies, any agreements with third parties, or otherwise. No transfer of record ownership of, or beneficial interest in, any of the Shares to be reserved for issuance hereunder will be made between the date hereof and Closing.

            (c) This Agreement constitutes the valid and binding obligation of Company, and is enforceable against it in accordance with its terms, except to the extent that the enforcement thereof is limited by bankruptcy, reorganization, insolvency, moratorium, or other similar laws or orders affecting the enforcement of creditors' rights generally, or by equitable principles.

         8. Securities Laws Compliance Procedures. Optionee represents and acknowledges that (i) it has had the opportunity to acquire all information concerning the business, affairs, financial condition and prospects of the Company which it deems relevant to making a fully informed decision regarding the consummation of the transactions contemplated hereby and (ii) it has been supplied with copies of the Company's latest annual report on Form 10-KSB, the Company's latest quarterly report on Form 10-QSB, Company's latest proxy statement, and Company's latest annual report to shareholders. Without intending any limitation on the generality of the foregoing, Optionee understands and acknowledges that neither the Company nor anyone acting on its behalf has made any representations or warranties other than those contained herein or in the related Agreement to Amend and Restate Debenture dated as of the date hereof respecting the

Company or the future conduct of Company's business, and Optionee has not relied upon any representations or warranties other than those contained herein or therein otherwise in the belief that they were made on behalf of the Company.

         9. Transfers. The Option is not transferable by Optionee except to an Affiliate of Optionee or in connection with a sale of substantially all of the capital stock or assets of Optionee (whether by direct sale, merger or consolidation). Any attempt at assignment, transfer, pledge or disposition of the Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Option shall be null and void and without force or effect.

         10. Optionee's Ability to Reduce Number of Option Shares.

            (a) At any time on or before December 31, 2000, Optionee shall have the right, to be exercised by written notice (the "Relinquishment Notice") sent to the Company in accordance with the terms of subparagraph 13(c), to reduce the number of then remaining Option Shares by any number designated in the Relinquishment Notice (but not more than Fifty Thousand (50,000) Option Shares nor the remaining number of Option Shares, if fewer).

            (b) If a Relinquishment Notice is given in compliance with the terms of subparagraph (a) of this Paragraph 10, then the Company shall pay Optionee the sum of One Dollar ($1.00) for each Option Share relinquished (the "Relinquishment Payment") pursuant thereto. Such payment shall be made by increasing the then outstanding principal balance of that certain Debenture Number Two dated as of December 31, 1999 by and between the Company as Obligor and Optionee as Payee and by executing and delivering a substitute Debenture Number Two reflecting such increase in principal balance. If such debenture has been completely repaid at the time of the giving of the Relinquishment Notice, then the Relinquishment Payment shall be made by the Company's execution of a debenture substantially in the form of Debenture Number Two and which has a maturity date of December 31, 2002 and shall be in the principal amount of the aggregate Relinquishment Payment.

            (c) From and after completion of transactions contemplated by subparagraph (b) of this Paragraph 10, the number of Option Shares as to which this Stock Option Agreement shall apply shall be the number of Option Shares which could have been purchased immediately before the giving of the related Relinquishment Notice reduced by such number of Option Shares set forth in such Relinquishment Notice.

         11. Closing.

            (a) The Closing shall be held at a date and time to be selected by Optionee in the Notice of Election; provided, however, that the date specified in the Notice of Election shall not be more than forty-five (45) days after the sending of such Notice of Election.

            (b) Closing shall be held at the chief executive offices of the Company or such other place as shall be agreed upon by the parties.

            (c) At Closing, the Company shall deliver or cause to be delivered to Optionee certificates for all of the Option Shares to be purchased by Optionee pursuant to the Notice of Election issued to and registered in the name of Optionee, and with all required transfer tax stamps, if any, affixed.

            (d) At Closing Optionee shall pay by certified check or other draft acceptable to Company the full Option Price required to be paid in cash for all of the Option Shares to be purchased by Optionee pursuant to the Notice of Election.

            (e) At Closing, at the request of the Company, Optionee shall deliver to the Company a certificate signed by Optionee certifying to the truth and correctness as of the date of Closing of each of the representations, warranties, acknowledgments, agreements, and confirmations set forth in Paragraph 8 of this Agreement.

            (f) At Closing, at the request of Optionee, the Company shall deliver to Optionee a certificate signed by an officer of the Company certifying to the truth and correctness as of the date of Closing of each of the representations, warranties, acknowledgments, agreements and confirmations as set forth in Paragraph 7 of this Agreement.

         12. No Rights As Shareholder Pending Exercise. Optionee shall not have any rights as a shareholder of the Company as a result of the existence of the Option until and unless it shall acquire some or all of the Option Shares. Without intending any limitation on the generality of the foregoing, Optionee shall not be entitled to vote on any matter presented to the shareholders of the Company nor to receive any dividends or other distributions made or declared by the Company, the record date or ex-dividend date of which, respectively, precedes the date on which some or all of the Option Shares are acquired pursuant hereto.

         13. Covenant to Make Exchange Act Filings. The Company hereby covenants and agrees that it shall, at all times prior to the Termination Date while any Option Shares remain subject to this Agreement, make on a timely basis all filings required to be made by the

Company under the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.

         14. Miscellaneous.

            (a) Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

            (b) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Mississippi, notwithstanding any conflict-of-laws doctrines of such jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

            (c) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when personally delivered or when deposited in the United States mails, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

(i)      If to Optionee:

             Roy Anderson Holding Corp.
             11400 Reichold Road
             Gulf Port, MS  39503
             Attention: Mr. Roy Anderson, III

             with a copy, given in the manner prescribed above, to:

             Kenneth J. Najder, Esquire
             Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P. Place St. Charles
             201 St. Charles Avenue
             New Orleans, Louisiana 70170-5100

(ii)     If to Company:

             John J. Pilger
             Casino Resource Corporation
             707 Bienville Boulevard
             Ocean Springs, MS  39564


             with a copy, given in the manner prescribed above, to:

             Steven B. King, Esquire
             Mesirov Gelman Jaffe Cramer & Jamieson, LLP
             1735 Market Street
             Philadelphia, PA 19103


Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subparagraph (c) for the giving of notice.

            (d) Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that neither party may assign or transfer its rights

(except as provided in Paragraph 9) nor delegate its obligations under this Agreement without the prior written consent of the other party hereto.

            (e) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

            (f) Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

            (g) Paragraph Headings. The Paragraph and subparagraph headings in this Agreement have been inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

            (h) Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

            (i) Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and Holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or Holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or Holiday. For purposes of this subparagraph (i), the term "Holiday" shall mean a day, other than a Saturday or Sunday, on which national banks in the State of Mississippi are closed.

         IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.

ATTEST:

                                            CASINO RESOURCE CORPORATION





_______________________________             By:_____________________________
Secretary                                      John J. Pilger, President

ATTEST:

                                            ROY ANDERSON HOLDING CORP.



_______________________________             By:_____________________________

                               NOTICE OF ELECTION


                  The undersigned and  ____________________  (the "Company") are parties to that certain Stock Option Agreement dated ________. Pursuant to the terms thereof, the undersigned hereby exercises its option to purchase ____________ shares of the common stock, (the "Shares") par value $________ per Share of the Company. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m., local time on ____________________ ___,
________.

                  Please register the Shares in the name of the undersigned and use the address set forth herein as the registered address of the undersigned.

                  The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or under any state securities law, and the Company is under no obligation to do so. The undersigned understands that the Shares may not be resold or otherwise transferred in the absence of such applicable registrations or exemptions from the registration requirements. The undersigned understands that it may have to hold the Shares for the indefinite future. The undersigned understands that the Shares are "restricted securities" within the meaning of Rule 144 promulgated under the Act.

                  The undersigned represents and warrants to the Company that it
(a) has been advised and understands that the Shares may not be transferred without compliance with all applicable Federal and state securities laws; and
(b) has had all material information about the Company's business and financial condition made available to it prior to exercise of the Option, and that he was afforded the opportunity to ask questions of and receive answers from the officers and directors of the Company with respect to the Company's business affairs and prospects.

                  The undersigned represents and warrants that it is acquiring the Shares for its own account as principal for investment and not with a view to resale or distribution.

                  The undersigned understands that the Share certificate shall bear a restrictive legend with respect to the transferability of the Shares under the Act.



------------------------------      ----------------------------------
                                      Name:

                                      Address:

                                    EXHIBIT D

                          Amendment to Escrow Agreement

                          AMENDMENT TO ESCROW AGREEMENT

         This Amendment to Escrow Agreement is made as of the 31st day of December, 1999, by and among CASINO RESOURCE CORPORATION, a Minnesota corporation ("the Company"), ROY ANDERSON HOLDING CORP., a Delaware corporation ("Anderson"), and MESIROV GELMAN JAFFE CRAMER & JAMIESON, LLP, as Escrow Agent (the "Escrow Agent").

                                    RECITALS


         A. The parties are parties to that certain Escrow Agreement dated March 3, 1999 growing out of that certain Amended and Restated Debenture dated as of February 1, 1999, executed by the Company in favor of Anderson (the "Debenture").

         B. In connection with the amendment and restatement of the Debenture as of the date hereof, the Company issued two new debentures (the "New Debentures") to Anderson, and the Company and Anderson desire to amend to Escrow Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter contained and subject to conditions hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. From and after the date hereof and in compliance with Section 8-301(2) of the Uniform Commercial Code, Escrow Agent shall hold all of the Escrowed Shares (as defined in the Escrow Agreement) currently in its possession as the agent for Anderson pursuant to the terms of that certain Pledge Agreement by and between Anderson as Pledgee and the Company as Pledgor dated the date hereof. Escrow Agent shall not hold any of the Escrowed Shares on behalf of any other person or entity and hereby releases any current or future security interest, lien, or other claim which Escrow Agent may now or hereafter have or purport to have in or on any of the Escrowed Shares. Annex A attached hereto reflects all Escrowed Shares held by the Escrow Agent as of the date hereof.

     2. Upon written acknowledgment by Anderson that the Company has satisfied all of its obligations to Anderson under the New Debentures, any shares remaining in escrow shall be returned to the Company by the Escrow Agent for cancellation. Upon the written direction of Anderson that there has been a default or an Event of Default under either of the New Debentures, Escrow Agent shall promptly deliver the Escrowed Shares to Anderson or otherwise comply with the written directions of Anderson, notwithstanding any contrary instructions received from the Company.

     3. To the extent that the provisions of the Escrow Agreement are inconsistent with the provisions of this Amendment, the terms of this Amendment shall govern and be determinative. To the extent that the provisions of the Escrow Agent are not inconsistent with and to the extent that the provisions of the Escrow Agent are not modified by the terms of this

Amendment, the Escrow Agreement shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to made as of the day and year first above written.




                  CASINO RESOURCE CORPORATION


                  BY:_____________________________
                           John J. Pilger, President



                  ROY ANDERSON HOLDING CORP.


                  BY:______________________________
                           Roy Anderson, III, President,
                           Chief Executive Officer and
                           Treasurer


                  MESIROV GELMAN JAFFE CRAMER & JAMIESON, LLP, Escrow
                  Agent


                  BY:______________________________
                           Steven B. King, Esquire

                                     ANNEX A
                                                         Number of Escrowed
                    Certificate Number                         Shares

                1.  Certificate #: 3173                       100,000
                2.  Certificate #: 3174                       100,000
                3.  Certificate #: 3175                       100,000
                4.  Certificate #: 3176                       100,000
                5.  Certificate #: 3177                       100,000
                6.  Certificate #: 3178                       100,000
                7.  Certificate #: 3179                       100,000
                8.  Certificate #: 3186                        50,000
                9.  Certificate #: 3187                        50,000
                10. Certificate #: 3188                        50,000
                11. Certificate #: 3180                        25,000
                12. Certificate #: 3181                        25,000
                13. Certificate #: 3182                        25,000
                14. Certificate #: 3183                        25,000
                15. Certificate #: 3184                        25,000
                16. Certificate #: 3185                        25,000
                17. Certificate #: 3189                         5,000
                18. Certificate #: 3190                         5,000
                19. Certificate #: 3191                         5,000
                20. Certificate #: 3192                         5,000
                21. Certificate #: 3193                         5,000
                22. Certificate #: 3194                         5,000
                23. Certificate #: 3195                         5,000
                24. Certificate #: 3196                         5,000
                25. Certificate #: 3197                         5,000
                26. Certificate #: 3198                         5,000
                27. Certificate #: 3199                         5,000
                28. Certificate #: 3200                         5,000
                29. Certificate #: 3201                         5,000
                30. Certificate #: 3202                         5,000
                31. Certificate #: 3203                         5,000
                32. Certificate #: 3204                         5,000
                33. Certificate #: 3205                        10,000
                34. Certificate #: 3206                        10,000
                                                               ------
                TOTAL                                       1,100,000
                                                            =========

                                    EXHIBIT E

                                Pledge Agreement

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT is made as of the 31st day of December, 1999, by and between Casino Resource Corporation, a Minnesota corporation ("Pledgor"), and Roy Anderson Holding Corp., a Delaware corporation ("Pledgee").

                              W I T N E S S E T H:

         WHEREAS, Pledgor is obligated to Pledgee pursuant to that certain Debenture Number One and that certain Debenture Number Two, each dated the date hereof in favor of Pledgee (collectively the "Debentures"); and

         WHEREAS, Pledgor and Pledgee are parties to that certain Escrow Agreement dated March 3, 1999 as amended on the date hereof (the "Escrow Agreement").

         NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

         1. Security for Liabilities. This Pledge Agreement is made for the benefit of Pledgee to secure the payment of all amounts due to Pledgee by Pledgor under the Debentures (collectively, the "Liabilities").

         2. Pledge of Collateral.

             2.1 Pledge. To secure the prompt payment when due of all of the Liabilities, and for the other purposes set forth in Section 1 hereof, Pledgor hereby pledges, assigns, hypothecates, transfers, and delivers to Pledgee a lien on and security interest in all of the following collateral ("Collateral");

                  (a) All of the shares of Common Stock of Pledgor held by the Escrow Agent under the Escrow Agreement;

                  (b) All securities acquired by Pledgor or Escrow Agent in its capacity as such by way of stock split, stock dividend, or the like on or with respect to any shares held by the Escrow Agent pursuant to the terms of the Escrow Agreement;

                  (c) All dividends, securities, instruments, or other property from time to time received, receivable, or otherwise distributed in respect of or in exchange or substitution for any or all of the shares of common stock held by the Escrow Agent pursuant to the terms of the Escrow Agreement, and all certificates and instruments representing the same; and

                  (d) All proceeds of the foregoing.

             2.2 Delivery of Collateral. The parties hereby agree that the Collateral shall be deemed to have been delivered by Pledgor to Pledgee and is being held on behalf of and for the benefit of Pledgee by the Escrow Agent pursuant to the terms of the Escrow Agreement as amended on the date hereof.

             2.3 Security Agreement. This Pledge Agreement shall be and be deemed to be a Security Agreement under the Code (as hereinafter defined).

         3. Voting. Unless and until an Event of Default (as defined in Section 7.1) shall have occurred and be continuing, Pledgee shall not be entitled to vote any of the Collateral or to give consents, waivers, or ratifications in respect thereof.

         4. Dividends and Other Distributions. Unless and until an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Collateral shall not be paid to Pledgee but shall be held in pledge by Escrow Agent as a portion of the Collateral.

         5. Representations and Warranties. Pledgor represents and warrants to Pledgee that Pledgor (i) has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances, or adverse claims of any type except for the security interest in favor of Pledgee created by this Pledge Agreement and Pledgee's rights under the Escrow Agreement, (ii) no dispute, right of set-off, counterclaim, or defense exists with respect to all or any part of the Collateral, (iii) all of the Collateral which consists of common stock is fully paid and non-assessable, (iv) no financing statement or other public evidence of a lien covering all or any part of the Collateral is on file in any recording office except such as may have been filed in favor of Pledgor relating to this Pledge Agreement, (v) no person or entity other than Pledgee and Escrow Agent on behalf of Pledgee has control over any portion of the Collateral, (vi) Pledgor's taxpayer identification number is 41-0950482 and
(vii)  Pledgor's   chief   executive   office  is  located  in  Jackson  County,
Mississippi.

         6. Covenants. Pledgor hereby covenants and agrees as follows:

             6.1 Negative Pledge Covenant. Pledgor will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in, encumber, or otherwise dispose of any of the Collateral or any other shares of capital stock owned (now or in the future) by Pledgor without the prior written consent of Pledgee, and the inclusion of "proceeds" of the Collateral under the security interest granted herein shall not be deemed a consent by Pledgee to any sale or other disposition of any part or all of the Collateral except as expressly permitted herein.

             6.2 Pledgor to Pay Taxes. Pledgor shall pay, deposit, or otherwise provide for the payment when due of all taxes, assessments, or contributions required by law which may be levied or assessed against Pledgor, whether with respect to any of the Collateral, to any wages or salaries paid by or to Pledgor, or otherwise, and will deliver to Pledgee on demand, certificates attesting thereto; provided, however, that Pledgor may contest any such taxes, assessments, or contributions in good faith.

             6.3 Financing Statements. Pledgor shall execute and deliver to Pledgee such Uniform Commercial Code financing statements as are requested by Pledgee from time to time to evidence and to perfect the security interest created by this Pledge Agreement. To permit Pledgee to maintain properly filed financing statements, Pledgor shall not change its name, taxpayer identification number, corporate structure, or the location of its chief executive office without three months' prior notice to Pledgee.

         7. Events of Default; Remedies.

             7.1 Events of Default. Each of the following shall constitute an event of default ("Event of Default") hereunder:

                  (a) If Pledgor shall default in the payment when due or within any applicable period of grace thereafter of any sum payable with respect to, or in the observance or performance of any of the terms or conditions of either of the Debentures;

                  (b) If any representation, warranty, or statement of fact made by Pledgor to Pledgee in this Pledge Agreement, or in any other written document delivered by Pledgor to Pledgee is false, misleading, incorrect, or incomplete in any material respect when made;

                  (c) The making of any levy on, seizure of, or garnishment of any of the Collateral; if Pledgor shall become insolvent (however defined or evidenced) or make an assignment for the benefit of creditors, or making or sending of notice of intended bulk transfer, or if there shall be convened a meeting of the creditors or principal creditors of Pledgor or if a committee of Pledgor's creditors is created or appointed for any reason; or

                  (d) If there should be filed by or against Pledgor any petition for relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity); or any petition or application to any court or tribunal at law or in equity shall be filed by or against Pledgor for the appointment of a receiver or trustee for Pledgor or any substantial portion of Pledgor's property;

             7.2 Remedies. In case an Event of Default shall occur and be continuing,

                  (a) All of the liabilities of Pledgor shall, at the option of the Pledgee, without notice, become immediately due and payable and Pledgee shall thereupon have all rights and remedies provided hereunder and in any other document between Pledgor or Pledgee or otherwise available at law or in equity;

                  (b) Pledgee shall have the right immediately, without further action due by it, to set off against the liabilities any indebtedness, liabilities or obligations of Pledgee in any capacity to Pledgor whether or not then due, and Pledgee shall be deemed to have exercised its right of set off and to have made such a charge against any such indebtedness, liabilities, or obligations immediately upon the occurrence of such an Event of Default even though such charge is made or entered on the books of Pledgee subsequent thereto;

                  (c) Pledgee shall be entitled to exercise all of the rights, powers, and remedies, whether vested in it by this Pledge Agreement, another document, or by law, including without limitation, all rights and remedies of a secured party of a debtor in default under the Uniform Commercial Code (the
"Code") in effect in the State of Mississippi or under other law for the protection and enforcement of its rights with respect to the Collateral and the collection of the liabilities under the Debentures, and Pledgee shall be entitled without limitation, to exercise the following rights which Pledgor agrees to be commercially reasonable:

                      (i) To receive all  amounts  payable  with  respect to the
                  Collateral otherwise payable to Pledgor under Section 4;

                      (ii) To direct the Escrow Agent under the Escrow Agreement to transfer all or any part of the Collateral into Pledgee's name or the name of its nominee or nominees and to deliver the same forthwith to Pledgee;

                      (iii) To exercise all voting rights as to all of the shares of the Collateral and all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege, or option pertaining to any of the Collateral and, in connection therewith, to deliver any of the Collateral to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, and to give all consents, waivers, and ratifications in respect of the Collateral and otherwise to act with respect thereto as though it were the outright owner thereof; but Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing; and

                      (iv) At any time, and from time to time, to sell,  assign, and deliver, or to grant options to purchase all or any part of the Collateral in one or more parcels or any interest therein, at any public or private sale, at any exchange, broker's board, or at any of Pledgee's offices or elsewhere, upon the giving of at least ten (10) calendar days' actual notice of such proposed sale to Pledgor, for cash, on credit, or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine best, free of any right or equity of redemption in Pledgor which right or equity of redemption is hereby expressly waived and released. Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without any further notice, be made at the time and place to which it was so adjourned. At any such sale, unless prohibited by applicable law, Pledgee may bid for or purchase all or any part of the collateral..

                  (d) Pledgor recognizes that Pledgee may be unable to effect a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, other Federal securities laws and regulations, and applicable state securities laws and regulations, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire all or a part of the Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. If Pledgee deems it advisable to do so for the foregoing or for other reasons, Pledgee is authorized to limit the prospective bidders on or purchasers of any of the Collateral to such a restricted group of purchasers and may cause to be placed on certificates for any and all of the Collateral a legend to the effect that the shares represented by such certificates have not been registered under the Securities Act of 1933, as amended, and may not be disposed of in violation of the provisions of such Act, and to impose such other limitations or conditions in connection with any such sale as Pledgee deems necessary or advisable in order to comply with such Act or any other securities or other laws. Pledgor acknowledges and agrees that any private sale so made may be at prices and on other terms less favorable to the Pledgor than if such Collateral were sold at public sale and that Pledgee has no obligation to delay the sale of such Collateral for the period of time necessary to permit the registration of such Collateral for public sale under any securities laws. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. If any consent, approval, or authorization of any Federal, state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial sale or other disposition of the Collateral (other than a registration under any applicable securities law), Pledgor will execute all applications and other instruments as may be required in connection with securing any such consent, approval or authorization and will otherwise use reasonable commercial efforts to secure same.

             7.3 Remedies Cumulative. All of the foregoing rights and remedies may be exercised singly, or in combination, and shall be cumulative.

         8. Further Assurances. Pledgor agrees that it will join with Pledgee in executing without delay and without charge to Pledgee such documents as Pledgee may deem necessary or appropriate to perfect and preserve Pledgee's security interest in the Collateral, and agrees to do such further acts and things and promptly to execute and deliver to Pledgee such additional conveyances, assignments, stock powers, agreements, and instruments which Pledgee may require or deem advisable to carry into effect the purposes of this Pledge Agreement or further to assure and confirm unto the Pledgee, its rights, powers, and remedies hereunder.

         9. Termination. Whenever all amounts due under the Debentures have been irrevocably paid in full, Pledgee shall terminate this Pledge Agreement upon written notice to Pledgor and the Escrow Agent to terminate the escrow. Prior to such termination, this Pledge Agreement shall be a continuing agreement in every respect.

         10. Miscellaneous.

             10.1 Indulgences, Etc. Neither the failure nor any delay on the part of Pledgee to exercise any right, remedy, power or privilege under this Pledge Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

             10.2 Controlling Law. This Pledge Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Mississippi, notwithstanding any conflict-of-laws doctrines of such jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

             10.3 Notices. All notices required or permitted to be given hereunder shall be sent by certified mail, return receipt requested, or by a nationally recognized courier service (such as FedEx), or by fax if promptly confirmed by first class mail to the following respective addresses:



                    i)     If to Pledgee:

                           Roy Anderson Holding Corp.
                           11400 Reichold Road
                           Gulfport, MS  39503
                           Attention: President
                           Fax No. 228-896-4078


                    ii)    If to Pledgor:

                           Casino Resource Corporation
                           707 Bienville Boulevard
                           Ocean Springs, MS 39564
                           Attention: President
                           Fax No. 228-872-7728






In addition, notice by mail shall be given by airmail if posted outside the continental United States. Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 9.3 for the giving of notice.

             10.4 Binding Nature of Agreement. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

             10.5 Execution in Counterparts. This Pledge Agreement may be executed in counterparts, each of which shall be deemed to be an original as against either party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Pledge Agreement shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of both of the parties reflected hereon as the signatories.

             10.6 Provisions Separable. The provisions of this Pledge Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

             10.7 Entire Agreement. This Pledge Agreement, the Debentures, the Escrow Agreement, the Stock Option Agreement, Stock Purchase Agreement, and the Agreement to Amend and Restate Debentures contain the entire understanding between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein and therein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Pledge Agreement may not be modified or amended other than by an agreement in writing.

             10.8 Section Headings. The Section and subsection headings in this Pledge Agreement have been inserted for convenience of reference only; they form no part of this Pledge Agreement and shall not affect its interpretation.

             10.9 Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine; feminine or neuter, as the context indicates is appropriate.

             10.10 Number of Days. In computing the number of days for purposes of this Pledge Agreement, all days shall be counted, including Saturdays, Sundays and Holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or Holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or Holiday. For the purpose of this Pledge Agreement, (i) a "Holiday" shall be deemed to be a day other than a Saturday or Sunday on which national banks with branches in the State of Mississippi are closed; and (ii) a "Business Day" shall be deemed to be a day other than a Saturday, Sunday, or Holiday.

                    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Pledge Agreement on the day and year first above written.

Attest:                                   CASINO RESOURCE CORPORATION


_______________________________           By:_______________________________
                                                John J. Pilger, President

Attest:                                         ROY ANDERSON HOLDING CORP.

_______________________________           By:_______________________________
          Secretary                             Roy Anderson, III, President